UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2019 (July 23, 2019)

HELIX ENERGY SOLUTIONS GROUP INC
(Exact name of registrant as specified in its charter)

Minnesota		001-32936	95-3409686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

3505 West Sam Houston Parkway North
Suite 400
Houston,	Texas	77043
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code 281-618-0400
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HLX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At its meeting on July 23, 2019, the Board of Directors of Helix Energy Solutions Group, Inc. (“Helix”), pursuant to Helix’s By-Laws, increased the size of the Helix Board from seven to eight directors, and also elected Amy Nelson as a director, both to be effective August 1, 2019. Ms. Nelson will serve as a Class III director whose term will expire at Helix’s next annual shareholder meeting. Ms. Nelson also was appointed by the Helix Board to serve on the Board’s Audit Committee. Ms. Nelson was not selected as a director pursuant to any arrangements or understandings between Ms. Nelson, Helix or any other person. In addition, there are no related party transactions between Helix and Ms. Nelson or her immediate family.

In connection with her appointment and consistent with Helix’s current independent director compensation program, concurrently with the effectiveness of her election on August 1, 2019 Ms. Nelson will be awarded shares of restricted Helix common stock. The number of shares will be determined based on the closing price of Helix common stock on August 1, 2019 and will vest on the one-year anniversary of the date of the grant. For her service on the Helix Board and its committees, Ms. Nelson will also receive retainer and other fees in accordance with Helix’s independent director compensation program.

Item 7.01. Regulation FD Disclosure.

Additional information with regard to Ms. Nelson is included in the press release attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description	Exhibit Location
99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 29, 2019 announcing the appointment of Amy Nelson.	Furnished herewith
101.INS	XBRL Instance Document.	The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Schema Document.	Filed herewith
101.CAL	XBRL Calculation Linkbase Document.	Filed herewith
101.PRE	XBRL Presentation Linkbase Document.	Filed herewith
101.DEF	XBRL Definition Linkbase Document.	Filed herewith
101.LAB	XBRL Label Linkbase Document.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 29, 2019

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Kenneth E. Neikirk
Kenneth E. Neikirk
Senior Vice President, General Counsel and Corporate Secretary